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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 15, 2001


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


  Not Applicable                333-28811-01                 Not Applicable
-----------------               ------------                 ------------------
 (State or Other                (Commission                  (IRS Employer
 Jurisdiction of                File Number)                 Identification No.)
 Incorporation)

               140 Industrial Drive, Elmhurst, Illinois, 60126
             -----------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
                 ---------------------------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
------     ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 2001, to the Series 1997-2 Certificateholders on June 15, 2001.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 2001, to the Series 1998-2 Certificateholders on June 15, 2001.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 2001, to the Series 1999-1 Certificateholders on June 15, 2001.

     On June 15, 2001, (1) Saks Credit Corporation (successor to Proffitt's Credit Corporation), as Transferor under the Series 1998-2 Supplement dated as of May 21, 1998 to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (the "Series Supplement"), paid in full all amounts due pursuant to the Series Supplement with respect to the Series 1998-2 Class A Certificates, the Series 1998-2 Class B Certificates, the Series 1998-2 Collateral Indebtedness Interest, and the Series 1998-2 Class D Certificates issued under the Series Supplement, and (2) the Series Supplement terminated.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

(c)    Exhibits.

       The following exhibits are filed herewith:

Exhibit No. Description
----------- -----------

   99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of May 2001

   99.2 Series 1998-2 Monthly Certificateholders' Statement for the month of May 2001

   99.3 Series 1999-1 Monthly Certificateholders' Statement for the month of May 2001

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                  (Registrant)



                                  /s/ Charles J. Hansen
                                  ------------------------
                                  Charles J. Hansen
                                  Senior Vice President and
                                  Associate General Counsel



Date:  June 15, 2001

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------
  99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of May 2001

  99.2 Series 1998-2 Monthly Certificateholders' Statement for the month of May 2001

  99.3 Series 1999-1 Monthly Certificateholders' Statement for the month of May 2001